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Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


         In connection with the Report of Joystar, Inc. (the "Company") on Form 10-QSB/A for the for the six months and quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Alverson, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ William Alverson
---------------------------------
William Alverson
President and Chief Executive Officer
December 10, 2007